UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 24, 2015

________________________

COMVERSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Quannapowitt Parkway Wakefield, Massachusetts (Address of principal executive offices)		01880 (Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

N/A
(Former Name or Former Address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On June 24, 2015, Comverse, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders acted upon the matters outlined in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 28, 2015. As of the close of business on the record date of April 28, 2015, 22,695,729 shares of the Company’s common stock were outstanding. The Company’s stockholders voted as indicated below on the following proposals:

1.	Election of directors to serve until the 2016 annual meeting of stockholders and until the election and qualification of their successors:

	VOTES CAST FOR	VOTES CAST AGAINST	ABSTENTIONS	BROKER NON-VOTES
Susan D. Bowick	17,147,869	197,611	2,256	3,592,598
James Budge	17,148,515	196,953	2,268	3,592,598
Matthew A. Drapkin	17,148,494	197,009	2,233	3,592,598
Doron Inbar	17,197,457	148,045	2,234	3,592,598
Henry R. Nothhaft	16,985,000	360,503	2,233	3,592,598
Philippe Tartavull	17,331,975	13,535	2,226	3,592,598
Mark C. Terrell	17,147,863	197,653	2,220	3,592,598

Each nominee was elected to the Board of Directors of the Company, to hold office until the 2016 annual meeting of stockholders and until his or her successor has been duly elected and qualified.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016:

VOTES CAST FOR	VOTES CAST AGAINST	ABSTENTIONS
20,922,546	12,632	5,156

Proposal 2 was approved.

3.	Approval of the adoption of the Company’s 2015 Employee Stock Purchase Plan:

VOTES CAST FOR	VOTES CAST AGAINST	ABSTENTIONS	BROKER NON-VOTES
17,276,119	15,886	55,731	3,592,598

Proposal 3 was approved.

4.	Approval of the Company’s Amended and Restated 2012 Stock Incentive Compensation Plan:

Proposal 4 was approved.

VOTES CAST FOR	VOTES CAST AGAINST	ABSTENTIONS	BROKER NON-VOTES
15,710,021	1,624,931	12,784	3,592,598

5.	Approval of the Company’s Rights Agreement:

VOTES CAST FOR	VOTES CAST AGAINST	ABSTENTIONS	BROKER NON-VOTES
14,148,807	3,196,570	2,359	3,592,598

Proposal 5 was approved.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE, INC.

By:	/s/ Roy S. Luria
Roy S. Luria Senior Vice President, General Counsel and Corporate Secretary

Date:  June 25, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1	Comverse, Inc. Amended and Restated 2012 Stock Incentive Compensation Plan.

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